                     METRA CO-PROMOTION AGREEMENT

                           by and between

                       METRA BIOSYSTEMS, INC.

                                and

                      BERLEX LABORATORIES, INC

                           April 25, 1997








                 [X] CONFIDENTIAL TREATMENT REQUESTED.
        OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

                    METRA CO-PROMOTION AGREEMENT

     This METRA CO-PROMOTION AGREEMENT (the "AGREEMENT") is entered into as of this 25th day of April, 1997 (the "EFFECTIVE DATE") by and between:

          METRA BIOSYSTEMS, INC., a California corporation ("METRA") with its principal offices at 265 North Whisman Road, Mountain View, California 94043; and,

          BERLEX LABORATORIES, INC., ("BERLEX"), with offices at 300 Fairfield Road, Wayne, New Jersey 07470; with reference to the following:

                             RECITALS

     A. Metra is a biomedical company in the business of developing and marketing diagnostics, including biochemical markers and reagents, for connective tissue disease.

     B. Berlex is a pharmaceutical company doing business in the U.S. having female health care as one of its business focuses.

     C. The Berlex female health care hormone replacement therapy business currently includes one estrogen replacement therapy product marketed under the trademark Climara-Registered Trademark-.

     D. Berlex promotes its Climara-Registered Trademark- product to the OB/GYN market (which includes general physicians who are identified by Berlex from time to time as high prescribers of women's heath care therapeutics and shall be referred to as the "OB/GYN Market" and the "OB/GYN physicians") which promotion involves detail calls by Berlex salespersons on OB/GYN physicians and other appropriate health care providers such as nurse-practitioners; advertisements in professional publications; and appearances at medical conferences and industry trade shows aimed at OB/GYN physicians.

     E. Metra desires to have the Metra Products promoted to the OB/GYN Market in the U.S. that Berlex targets for Berlex's Climara-Registered Trademark- product.

     F. Berlex desires to promote the Metra Products to the OB/GYN Market in the U.S. through the mechanisms by which Berlex promotes Berlex's Climara-Registered Trademark product to such market.

     G. Upon the terms and conditions set forth below, Berlex, for a consideration paid by Metra as provided below, will include the Metra promotional message for the Metra Products and under certain conditions, additional Metra products, in Berlex's promotional endeavors directed toward the OB/GYN market in the U.S.

                [X] CONFIDENTIAL TREATMENT REQUESTED.
        OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

                             AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

           ARTICLE 1:  DEFINITIONS; RULES OF CONSTRUCTION

     1.1 DEFINITIONS. For purposes of this Agreement, in addition to the capitalized terms defined elsewhere in this Agreement, the following terms shall have the meanings ascribed to them below:

     1.2 "AFFILIATE" shall mean any corporation, partnership or other entity (collectively, an "ENTITY" ): (1) that is controlled by or controls a party (collectively, a "CONTROLLED ENTITY" ); or (2) that is controlled by or controls any such Controlled Entity, in each instance of clause (1) or (2) for so long as such control continues. For purposes of this definition, "CONTROL" shall mean the possession, directly or indirectly, of a majority of the voting power of such entity (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

     1.3 "CONFIDENTIAL INFORMATION" shall mean any information disclosed pursuant to the Metra/Berlex nondisclosure agreement dated March 7, 1997 and disclosed in the course of this Agreement, which is identified as or should be reasonably understood to be confidential or proprietary to the disclosing party, including, but not limited to know-how, trade secrets, data, technical processes and formulas, product features, sales, cost and other unpublished financial information, product and business plans, projections, and marketing data. "Confidential Information" shall not include information which: (i) is known or becomes known to the recipient on the Effective Date directly or indirectly from a third party source other than one having an obligation of confidentiality to the providing party; (ii) hereafter becomes known (independently of disclosure by the providing party) to the recipient directly or indirectly from a source other than one having an obligation of confidentiality to the providing party; (iii) becomes publicly known or available or otherwise ceases to be secret or confidential, except through a breach of this Agreement by the recipient; or (iv) is or was independently developed by the recipient without use of or reference to the providing party's Confidential Information, as shown by evidence in the recipient's possession.

     1.4 "GROSS REVENUES" shall mean (i) all amounts invoiced by Metra and its Affiliates to unrelated third parties in connection with sales of the Metra Products in the U.S.; and (ii) all royalties received by Metra and its Affiliates from unrelated third parties in connection with the sale or use of the Metra Products in the U.S., less in the case of (i) and (ii), any royalty payments made by Metra to third party licensors, but in no event shall such royalty exceed [XXXX].

     1.5 "INTELLECTUAL PROPERTY RIGHTS" shall mean trade secrets, patents, copyrights, trademarks, know-how, moral rights and similar rights of any type under the laws of any

                     [X] CONFIDENTIAL TREATMENT REQUESTED.
             OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

governmental authority, domestic or foreign including all applications and registrations relating to any of the foregoing.

     1.6 RULES OF CONSTRUCTION. As used in this Agreement, all terms used in the singular shall be deemed to include the plural, and vice versa, as the context may require. The words "hereof," "herein" and "hereunder" and other words of similar import refer to this Agreement as a whole, including any exhibits hereto, as the same may from time to time be amended or supplemented. The word "including" when used herein is not intended to be exclusive and means "including, without limitation." The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement. The terms "party" and "parties" shall refer to Metra and Berlex, individually or collectively. This Agreement has been negotiated by the parties hereto and their respective counsel and shall be fairly interpreted in accordance with its terms and without any rules of construction relating to which party drafted the Agreement being applied in favor of or against either party.

     1.7 "U.S." shall mean the United States of America, including its territories and possessions, and Puerto Rico.

     1.8 DEFINED TERMS. The following terms are defined in the body of the Agreement at the locations specified:


          Defined Term                       Location
          ------------                       --------

          Agreement                          Introduction
          Berlex                             Introduction
          Berlex Indemnified Parties         Section 10.3.1
          Claim                              Section 10.3.1
          Effective Date                     Introduction
          Metra                              Introduction
          Metra Indemnified Parties          Section 10.3.4
          Metra Products                     Section 2.1(i)
          Metra Trademarks                   Section 2.1 (iii)
          OB/GYN Market                      Recitals
          Promotional Year                   Section 6.2.1
          Short Promotional Year             Section 6.2.1
          Term                               Section 7.1
          Third Anniversary Date             Section 7.1

                     [X] CONFIDENTIAL TREATMENT REQUESTED.
             OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

                         ARTICLE 2:  GRANT OF RIGHTS

     2.1 LICENSE GRANT TO BERLEX. Subject to all of the terms and conditions of this Agreement, Metra hereby grants to Berlex, during the Term of this
Agreement:

          (i) subject to Metra's marketing programs existing as of the Effective Date (which shall be made known to the Commercialization Committee and insofar as reasonably possible conducted synergistically with the promotional activities overseen by the Commercialization Committee) an exclusive right and license to promote and detail (which shall not include the right to sell or distribute) to the OB/GYN Market in the U.S. the Metra products set forth on EXHIBIT A (hereinafter referred to as the "Metra Products"). The license granted to Berlex in this section means that Metra will not enter into any other agreement with any other pharmaceutical company to promote, detail or sell the Metra Products to the OB/GYN Market in the U.S.;

          (ii) Notwithstanding anything contained herein to the contrary, Metra shall be under no obligation to continue the production of any Metra Product. If at any time Metra decides to discontinue commercial support of a Metra Product, then upon sixty (60) days advance written notice to Berlex (which advance notice shall not be required if discontinuance is due to safety reasons), such Metra Product shall no longer be included on EXHIBIT A and shall no longer be subject to the provisions of this Agreement. If Metra discontinues commercial support of a Metra Product, but commercializes another product which provides substantially the same diagnostic information as the discontinued Metra Product, then Metra shall promptly inform Berlex of the replacement product and provide Berlex with such information about the replacement product as Berlex shall reasonably request. At Berlex's option the replacement product shall become a Metra Product listed on EXHIBIT A, at the same commission as the discontinued Metra Product; and

          (iii) a non-exclusive right to promote the Metra Products under the trademarks, marks, and trade names that Metra may adopt from time to time ("Metra's Trademarks"). Except as set forth in this Section 2.1(iii), nothing contained in this Agreement shall grant to Berlex any right, title or interest in Metra's Trademarks. At no time during or after the term of this Agreement shall Berlex challenge or assist others to challenge Metra's Trademarks or the registration thereof or attempt to register any trademarks, marks or trade names confusingly similar to those of Metra. All representations of Metra's Trademarks that Berlex intends to use shall first be submitted to Metra for approval, which shall not be unreasonably withheld and which shall be conveyed promptly to Berlex, of design, color, and other details or shall be exact copies of those used by Metra. If any of Metra's Trademarks are to be used in conjunction with another trademark, then Metra's mark shall be presented equally legibly, equally prominently, and of equal or greater size than the other but nevertheless separated from the other so that each appears to be a mark in its own right, distinct from the other mark. Except as set forth in this Section 2, no rights or licenses are granted by Metra to Berlex.

     2.2 CONFLICT OF INTEREST. Berlex warrants to Metra that Berlex does not currently represent or promote any product lines or products that compete with the Metra Products.

                     [X] CONFIDENTIAL TREATMENT REQUESTED.
             OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

During the Term of this Agreement, Berlex shall not, without Metra's prior written consent, represent, promote, detail or otherwise try to sell any product lines or products that compete with products that are deemed or perceived to be competitive in the OB/GYN Market with the Metra Products covered by this Agreement or any densitometry products. If a Berlex Affiliate acquires rights to competitive products, Berlex agrees that Berlex will not represent, promote, detail or otherwise try to sell any such product lines or products. Further, for a period of [XXXX] from the commencement of the first Promotional Year for the Pyrilinks-Registered Trademark--D Product, Berlex and Metra will not detail and/or promote bone measurement systems to the OB/GYN Market in the U.S.

     2.3 RIGHT TO PROMOTE INTERNATIONALLY. From time to time the parties shall consider whether it would be appropriate for Berlex or a Berlex Affiliate to promote the Metra Products internationally. Berlex acknowledges and agrees that Metra shall have the sole right to determine whether Metra will grant Berlex any international promotional rights.

     2.4 PROMOTION OF METRA'S QUS-2 ULTRASOUND PRODUCT. In the event Metra identifies a distribution partner for the QUS-2 product and said distribution partner desires to promote and sell the product to the OB/GYN Market, Berlex agrees that Metra may appoint one distributor so long as said distributor does not and will not during the period that Berlex is promoting the QUS-2 Ultrasound Product distribute menopausal and/or osteoporosis products that compete with Berlex's own products that are marketed to the OB/GYN Market; PROVIDED, FURTHER, that if the one distributor Metra will appoint is a distinct business unit of a pharmaceutical company and the distinct business unit does not distribute or promote menopausal and/or osteoporosis products that compete with Berlex's own products that are marketed to the OB/GYN Market, then Metra shall have the right to appoint the distinct business unit as the distributor so long as the agreement with the distributor does not impair Berlex's rights hereunder and precludes the distinct business unit from promoting menopausal and/or osteoporosis products to the OB/GYN Market in connection with any Metra Products. In addition, Metra agrees to work with Berlex and the distributor to make the marketing messages synergistic. Prior to executing a definitive agreement with a distributor, Metra agrees to inform Berlex of the identity of the distributor and afford Berlex an opportunity to discuss with Metra the appointment of the distributor.

     2.5 RIGHT TO PROMOTE ADDITIONAL METRA PRODUCTS. Metra agrees to provide Berlex with semi-annual updates concerning its clinical and regulatory progress with its [XXXX] and future bone resorption products. Metra will notify Berlex of the submission for FDA clearance for each product within thirty (30) days thereof. Subject to Section 2.1(ii) above, Berlex shall have the right, upon ninety (90) days prior written notice to Metra, to add the above referenced Metra products to EXHIBIT A, so long as Berlex commits to provide reasonable promotional efforts equivalent to those required for existing Metra Products.

     2.6 METRA OWNERSHIP. Metra shall retain all ownership rights in and to the Metra Intellectual Property Rights (including Metra Trademarks). Berlex will assist Metra in every reasonable way, at Metra's expense, to obtain, secure, perfect, maintain, defend and enforce for Metra's benefit all Metra's Intellectual Property Rights, provided that Berlex shall not be required to become a party to litigation.

                     [X] CONFIDENTIAL TREATMENT REQUESTED.
             OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

                       ARTICLE 3:  OBLIGATIONS OF BERLEX

     3.1 PROMOTION. Berlex shall use reasonable commercial efforts to promote the Metra Products in the U.S., commencing as soon as feasible after the Effective Date. In carrying out the promotion of the Metra Products, Berlex shall use the same channels and methods, exercise the same diligence, and adhere to be same standards that Berlex employs with respect to Berlex's own female health care products accorded the same promotional/detailing position set forth in Section 3.1.1 below. Berlex's promotion of the Metra Products will be directed toward the same audience as Berlex's promotional message for its Climara-Registered Trademark- product (for purposes of this Agreement, references to Climara-Registered Trademark- shall always include any subsequent or replacement product that has an estrogen replacement therapy indication). Unless agreed to by the Commercialization Committee, Berlex is not required by this Agreement to design novel promotional efforts or materials for the Metra Products, or address promotional efforts toward any audience or by any mechanism that Berlex would not otherwise address or utilize in the ordinary course of promoting Berlex's Climara-Registered Trademark- product.

     3.1.1 PROMOTION [XXXX]. During the [XXXX] following commencement by Berlex of the promotion of Metra Products, Berlex shall promote and "detail" to the OB/GYN Market in the U.S. the Metra Products other than the QUS-2 Ultrasound Product [XXXX]. During the [XXXX] following commencement by Berlex of the promotion of the QUS-2 Ultrasound Product, Berlex shall promote and "detail" to the OB/GYN Market in the U.S. the QUS-2 Ultrasound Product [XXXX]. For purposes of this Agreement, "detailing" [XXXX] and [XXXX] shall mean using the qualified Berlex direct pharmaceutical detailing personnel assigned to conduct detailing in the OB/GYN Market in the ordinary course of Berlex's business to conduct face-to-face meetings with individual physicians or other appropriate health care provider users of the Metra Products in the OB/GYN Market, which physicians and other appropriate healthcare providers Berlex would call on in the ordinary course of Berlex's business in promoting Berlex's Climara-Registered Trademark- product, where the Metra Products and their diagnostic use are presented [XXXX]. Following the [XXXX] referred to above, Berlex shall continue to use reasonable commercial efforts to promote and detail Metra's Products to the audience described above as appropriate to support the expanding market opportunity. If Berlex's direct pharmaceutical detailing personnel assigned to the OB/GYN Market as of the Effective Date has a reduction in force of greater than fifteen percent (15%) for any reason whatsoever (which may include reassignment, loss due to unforeseen business events, etc.), then Berlex shall immediately notify Metra of such and the parties shall meet within thirty (30) days of Metra's receipt of such notice to discuss revisions to this Agreement, including, but not limited to the financial terms of the Agreement.

     3.1.2 PUBLICATIONS, TRADE SHOWS AND PHYSICIAN GROUPS. Subject to obtaining necessary FDA clearances, if any, (a) Berlex shall promote the Metra Products in OB/GYN market trade publications within the U.S., provided that (i) the clinical information relating to the applicable Metra Product that is included in the trade publication was developed using the Metra Product together with a Berlex product; (ii) Berlex would place the promotional message in the applicable trade publication in the ordinary course of Berlex's business as part of its promotional efforts for the Berlex Climara-Registered Trademark- product; and (iii) the Commercialization Committee, determines

                     [X] CONFIDENTIAL TREATMENT REQUESTED.
             OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

that the inclusion of information relating to one or more of the Metra Products is appropriate from a marketing standpoint for inclusion in the promotional message for the Berlex product; (b) Subject to obtaining necessary FDA clearances, if any, Berlex shall promote Metra Products at trade shows and introduce the Metra Products to hospitals, medical centers, physician groups and other appropriate health care provider users in the OB/GYN Market in the U.S. where Metra may want to establish education programs with respect to one or more Metra Products, provided that Berlex is present at such trade shows or calls upon such hospitals, medical centers, physician groups, and other appropriate health care provider users in the ordinary course of Berlex's business as part of its promotional efforts for the Berlex Climara-Registered Trademark- product.

     3.1.3 DETAILING MATERIALS. Berlex shall prepare materials to be used by Berlex direct pharmaceutical detailing personnel for use in detailing the Metra Products to the OB/GYN Market. Berlex shall not be required to create novel promotional material for use in promoting the Metra Products. Subject to obtaining necessary FDA clearances, if any, Berlex's obligations under this Section shall be satisfied by (i) the addition of existing Metra promotional claims and other existing Metra material (including any claims added from time to time and any future Metra material), as the Commercialization Committee determines to be appropriate, to Berlex promotional materials created in the ordinary course of Berlex's business for Berlex's promotional efforts for the Berlex Climara-Registered Trademark-product; or (ii) the use of existing or future Metra promotional material. Berlex shall submit promotional materials containing information on Metra Products to the Commercialization Committee for review and discussion. It is the intent of the parties that such review and discussion will be concluded promptly so as not to delay production and use of Berlex promotional materials. Disagreements concerning the content of promotional material relating to Metra Products shall be resolved by the Commercialization Committee accepting the Metra position. Disagreements concerning the content of promotional material relating to Berlex products shall be resolved by the Commercialization Committee accepting the Berlex position. Information in Berlex promotional materials relating to Metra Products shall be consistent with applicable law and promotional materials used by Metra in connection with such Metra Products. Berlex shall deliver to Metra copies of all final promotional materials used in connection with the detailing of Metra Products. Metra shall not refer to Berlex or Berlex products in Metra product advertising without the express consent of Berlex, which shall not be unreasonably withheld.

     3.1.4 CUSTOMER REPORTING. Consistent with Berlex's own detailing reporting practices, Berlex shall (i) assist Metra in assessing requirements of customers of Metra Products, including modifications and improvements thereto, in terms of quality, design, functional capability, and other features; and
(ii) as reasonably requested by Metra, share with Metra on a quarterly basis, market research information that Berlex collects and generates in the ordinary course of its business for Berlex's female health care products and which provides useful market information about competition and changes in the market for one or more of the Metra Products, provided, however, that Berlex shall not be required to collect data or generate reports for Metra that Berlex does not collect or generate for itself in the ordinary course of Berlex's business; purchase market research or reports for Metra; or provide to Metra market research information on any Berlex product.

                     [X] CONFIDENTIAL TREATMENT REQUESTED.
             OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

     3.1.5 AUDITS. Metra shall have the right, through an independent firm reasonably acceptable to Berlex, at Metra's expense, to audit Berlex's promotional and detailing activities in regard to the Metra Products (including to confirm that Metra Products are being promoted and detailed [XXXX] when required by the terms of this Agreement), by the following methods: (i) to accompany from time to time, upon reasonable advance notice to Berlex, a representative sample of Berlex direct pharmaceutical detailing personnel assigned to the OB/GYN Market on physician/office visits; and (ii) to have the independent firm interview randomly selected OB/GYN physicians. Berlex shall be supplied with a copy of any report issued by such independent firm in regard to Berlex's activities pursuant to this Agreement (so long as Metra is not contractually prohibited from providing said materials to Berlex). Berlex shall not be required to make available to Metra a list of physicians called on by Berlex representatives; PROVIDED, HOWEVER, that once per year Berlex shall provide Metra access to any detailing reports prepared by Berlex direct pharmaceutical detailing personnel assigned to the OB/GYN Market. To the extent Berlex receives in the ordinary course of business any market survey, market spending analysis or promotional audits in each case, relating to the OB/GYN Market, and Berlex is not contractually prohibited from providing said materials to Metra, then Berlex shall do so (such materials may from time to time require a financial contribution from Metra with the prior consent of Metra).

               ARTICLE 4.  ADDITIONAL OBLIGATIONS OF METRA

     4.1 METRA SUPPORT. Metra shall promptly provide Berlex with Metra's core materials relating to promotion of the Metra Products. Metra shall promptly respond to all reasonable inquiries from Berlex concerning matters pertaining to this Agreement. In addition, Metra shall provide and participate in the development of the following: (i) assistance with strategic marketing through the development, together with Berlex, of co-promotion programs; (ii) access, as appropriate, to clinical studies results for the Metra Products; (iii) development with Berlex of a managed care organization marketing plan; (iv) assistance with access to Metra's automated partners and central laboratory partners for market development;
(v) access to Metra's proprietary marketing programs (such access may from time to time require a financial contribution from Berlex with the prior consent of Berlex); and (vi) access to Metra training materials which Berlex shall have right to adapt and duplicate at Berlex's expense (if adapted, only after the consent of Metra, which shall not be unreasonably withheld). All of these activities and obligations of Metra will be administrated via the Commercialization Committee.

               ARTICLE 5:  COMMERCIALIZATION COMMITTEE

     5.1 COMMERCIALIZATION COMMITTEE. Metra and Berlex shall form a Commercialization Committee which shall meet to oversee the promotion of the Metra Products by Berlex and to review the overall success of the relationship. During the first three (3) years following the Effective Date, the Commercialization Committee shall meet at least quarterly and thereafter shall meet as agreed to by Metra and Berlex. Notwithstanding the preceding sentence, the parties currently contemplate that during the initial training phase, the Commercialization Committee may meet monthly. Whenever possible, meetings will be scheduled in conjunction with trade shows attended by both parties. The Commercialization Committee will be composed

                     [X] CONFIDENTIAL TREATMENT REQUESTED.
             OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

of up to two (2) representatives from each of Metra and Berlex. Each party may have additional attendees as appropriate in view of the subject matter to be discussed. At least one (1) of the representatives from each of Metra and Berlex shall have authority to resolve issues on the agenda. Each party shall retain the rights, powers, and discretion granted to it under this Agreement, and the Commercialization Committee shall not be delegated or vested with any such rights, powers or discretion. The Commercialization Committee shall not have the power to amend or modify this Agreement, which may only be amended or modified as provided in Section 11.2. If the parties cannot reach agreement as to any issue coming before the Commercialization Committee, the issue shall be referred to senior executives of each party designated to decide Commercialization Committee issues and if such executives cannot reach agreement, then to the chief executive officers of Metra and Berlex, who (in the case of either the senior executives or the chief executive officers) shall meet within five (5) business days to resolve the issue. In addition, so long as EXHIBIT A includes product(s) from Norland Medical Systems, Inc., an individual from Norland will be a member of the Commercialization Committee and Norland will have the right to vote on decisions that relate to the Norland products.

     5.2 COSTS. Each party shall pay its own travel and lodging expenses incurred in connection with the meetings of the Commercialization Committee, which meetings shall alternate between locations so as to balance travel requirements and expenses. Each party shall use reasonable efforts to cause its respective representatives to attend all meetings.

                  ARTICLE 6:  BERLEX COMPENSATION

     6.1 PROMOTIONAL FEES. In connection with the promotional activities to be performed by Berlex pursuant to the terms of this Agreement, Metra shall pay Berlex the following amounts by wire transfer with same day funds:

          (i)   $3,000,000 on December 31, 1997; for the first Promotional
                Year, and

          (ii) [XXXX] on December 31, 1998; and for the second Promotional Year, and

          (iii) [XXXX] on December 31, 1999; for the third Promotional Year.

If Berlex does not commence active detailing, on a national level, of the Pyrilinks-Registered Trademark--D Product by September 30, 1997, then each of the fees set forth above shall be delayed by one full calendar quarter, provided such delay is not due to any material act or material omission of Metra. In addition, the payments set forth in this Section 6.1(ii) and 6.1(iii) shall not be paid if, in the case of 6.1(ii), either party has terminated the Agreement within five (5) business days following completion of the first Promotional Year (defined below), and in the case of 6.1(iii), if either party has terminated the Agreement within five (5) business days following the completion of the second Promotional Year.

                     [X] CONFIDENTIAL TREATMENT REQUESTED.
             OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

     6.2  COMMISSION.  Metra shall pay Berlex the following commissions:

          6.2.1 BASELINE REVENUE. For purposes of this Article 6, "Baseline Revenue" shall mean the Gross Revenues during the twelve (12) months preceding the month in which Berlex commences active detailing, on a national level, of a particular Metra Product. Only Metra Gross Revenues in any given Promotional Year in excess of the Baseline Revenue shall be subject to the applicable commission set forth in this Article 6. "Promotional Year" shall mean the twelve (12) month period commencing on the first day of the month in which Berlex commences active detailing, on a national level, of the applicable Metra Product being promoted by Berlex, and each consecutive twelve (12) month period thereafter during which Berlex promotion continues. After the commencement of the first Promotional Year, each subsequent Promotional Year is deemed to start on the anniversary of the first Promotional Year. If any product added to EXHIBIT A has Gross Revenues of less than twelve (12) months prior to the Berlex detailing launch, then the Baseline Revenue shall be the actual Gross Revenues for such shorter period. The Baseline Revenue shall be applied to each successive Promotional Year of the contract such that in year two of the contract and each year thereafter, Berlex's right to receive commissions under this Article 6 shall not commence until the applicable Baseline Revenue has been exceeded. For purposes of Sections 6.2.3, 6.2.4 and 6.2.5, the Baseline Revenue shall be deemed to be zero ($0) if Berlex commences active detailing, on a national level, of a particular Metra Product within sixty (60) days of Metra's launch of said Metra Product in the U.S. (Metra shall give Berlex thirty (30) days advance notice of its launch date).

     The parties anticipate that the first Metra Product promoted by Berlex will be the Pyrilinks-Registered Trademark--D Product. If Berlex initiates promotional efforts for any Metra Product other than the Pyrilinks-Registered Trademark--D Product in any month that is not the first month of the Promotional Year for the Pyrilinks-Registered Trademark--D Product, then the first year of promotion shall be considered a Short Promotional Year for that Metra Product which shall terminate at the end of the month preceding the first month of the next Promotional Year for the Pyrilinks-Registered Trademark--D Product and for which the following adjustment to the commission calculation shall occur; (1) if there is no Baseline Revenue, then the applicable commission shall be applied at the end of the Short Promotional Year; or (2) if there is a Baseline Revenue, and such Baseline Revenue is for a period of months longer than the Short Promotional Year, then the Baseline Revenue shall be adjusted by dividing the number of months in the Baseline Revenue by the number of months in the Short Promotional Year, with the resulting percentage applied to the Baseline Revenue to develop a short period Baseline Revenue. Thereafter the Promotional Year for the applicable Metra Product shall be the same as the Promotional Year for the Pyrilinks-Registered Trademark--D Product.

          6.2.2 PYRILINKS-Registered Trademark--D. A commission equal to [XXXX] of Metra's Gross Revenues for Pyrilinks-Registered Trademark--D in excess of Baseline Revenue.

          6.2.3 METRA'S POINT-OF-CARE CASSETTE. A commission equal to [XXXX] of Metra's Gross Revenues for Metra's point-of-care cassette (which incorporates the Pyrilinks-Registered Trademark--D technology) product in excess of the Baseline Revenue.

                     [X] CONFIDENTIAL TREATMENT REQUESTED.
             OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

          6.2.4 QUS-2 ULTRASOUND PRODUCT. A commission equal to [XXXX] of Metra's Gross Revenues for the QUS-2 product in excess of the Baseline Revenue.

          6.2.5 OTHER PRODUCTS. If other products are added to EXHIBIT A, a commission equal to [XXXX] of Metra's Gross Revenues for such other product in excess of the Baseline Revenue. With respect to [XXXX] and future bone resorption markers that Metra may from time-to-time license from third parties, the parties agree to discuss at that time any necessary adjustment to the definition of Gross Revenues for these products, to the extent that deductions for technology license royalties by Metra may be required to exceed [XXXX].

          6.2.6 COMMISSION PAYMENTS. Commissions shall be calculated on an annual basis and shall be paid no later than sixty (60) days after Metra year end close. Upon completion of the third Promotional Year and when all Metra obligations concerning the fixed payments in Section 6.1 have been fulfilled, for subsequent Promotional Years the commission shall be calculated on a quarterly basis and paid within sixty (60) days after the end of the quarter.

          6.2.7 REPORTS. Metra shall furnish to Berlex a quarterly written report (within 60 days following the end of the quarter) which includes: (i) Metra Products sold; (ii) the gross revenues of each Metra Product; (iii) any payments made by Metra to third-party licensors relating to the Metra Products. Such reports shall be due together with any commissions then due. All information provided by the parties under this Section 6.2.6 shall be Confidential Information.

          6.2.8 RECORDS AND AUDIT. Upon reasonable notice to Metra but no more than once per year, Berlex shall have the right to have an independent certified public accountant, selected by Berlex and acceptable to Metra, audit Metra's records, during normal business hours, to verify the commissions payable pursuant to this Agreement; PROVIDED, HOWEVER, that such audit shall not cover such records for more than the preceding three (3) years. Such audit shall be at the expense of Berlex. Metra shall preserve and maintain all such records and accounts required for audit for a period of two (2) years after the year to which such records and accounts apply. In any event, the auditor shall only disclose to Berlex the results of such audit and none of the data upon which such audit results are based, which audit results shall be treated by the auditor and Berlex as Confidential Information subject to the provisions of this Agreement. If the audit shows an underpayment, the difference plus ten percent (10%) shall be promptly remitted to Berlex. If the underpayment is greater than one-hundred thousand dollars ($100,000), then Metra shall pay Berlex's reasonable out-of-pocket audit fees.

     6.3 WARRANT(S). On the Effective Date, Metra shall issue to Berlex a Common Stock Purchase Warrant in the form set forth on EXHIBIT B. In the event this Agreement has not been terminated by either party within five (5) business days following completion of the first Promotional Year of the Pyrilinks-Registered Trademark--D Product, then on the sixth (6th) business day of the second

                     [X] CONFIDENTIAL TREATMENT REQUESTED.
             OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

Promotional Year of the Pyrilinks-Registered Trademark--D Product, Metra shall issue to Berlex an additional Common Stock Purchase Warrant in the form set forth on EXHIBIT C.

                               ARTICLE 7:  TERM

     7.1 TERM. The Term of this Agreement shall commence as of the Effective Date and shall continue in effect until terminated by one of the parties by providing written notice of such termination to the other party in accordance with this Section 7.1 or Sections 7.2, 7.3, or 7.4. Either party shall have the right to terminate this Agreement pursuant to this Section 7.1 by providing ninety (90) days advance written notice of such termination to the other party; PROVIDED, HOWEVER, that Berlex shall not exercise its right to terminate this Agreement pursuant to this Section 7.1 prior to the completion of the third Promotional Year of the Pyrilinks-Registered Trademark--D Product (the "Third Anniversary Date"); and FURTHER PROVIDED that Metra shall not exercise its right to terminate this Agreement pursuant to this Section 7.1 prior to the expiration of the later to expire of the following periods: (i) the completion of the Third Anniversary Date; or (ii) the completion of the second full Promotional Year of the QUS-2 Ultrasound Product. Section 7.1(ii) shall cease to be a binding obligation of Metra if either of the following events shall occur: U.S. development and approval efforts for the QUS-2 Ultrasound Product (or a replacement product) permanently cease without such product having been approved for commercial sale in the U.S.; or Metra shall make a [XXXX] payment to Berlex by wire transfer within five (5) days of the delivery by Metra to Berlex of Metra's notice terminating the Agreement.

     If, following the Third Anniversary Date, Metra terminates this Agreement pursuant to this Section 7.1, then for [XXXX] following such termination Metra shall not enter into an agreement with a pharmaceutical company permitting a pharmaceutical company to promote any of the Metra Products to the OB/GYN Market in the U.S. except as provided hereafter. If Metra wishes, during this [XXXX] period to enter into an agreement with a pharmaceutical company relating to the promotion of Metra Products to the OB/GYN Market in the U.S., Berlex shall have a right of first refusal to promote the Metra Products to the OB/GYN Market in the U.S. if Berlex agrees to execute a binding commitment to meet or exceed the business terms offered by the pharmaceutical company. Berlex shall be required to make a binding commitment to Metra within fifteen (15) business days following receipt from Metra of a summary of the material business terms offered by the pharmaceutical company (Metra shall not be obligated to disclose to Berlex the name of the pharmaceutical company but Metra shall inform Berlex whether the pharmaceutical company distributes menopausal and/or osteoporosis products that compete with Berlex's own products that are marketed to the OB/GYN Market). If Berlex does not execute a binding commitment within said fifteen (15) business days, Metra shall thereafter be free to enter into an agreement with a pharmaceutical company on business terms no less favorable to Metra than those disclosed to Berlex. Berlex's right of first refusal shall not apply if Metra enters into a promotion agreement with a distinct business unit of a pharmaceutical company and the distinct business unit does not and will not during the [XXXX] period referred to above in this paragraph distribute or promote products that compete with Berlex's own products marketed to the OB/GYN Market.

                     [X] CONFIDENTIAL TREATMENT REQUESTED.
             OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

     7.2 EARLY TERMINATION. Either party may terminate this Agreement upon written notice in the event of (i) any material breach of any warranty, representation or covenant of this Agreement by the other party which remains uncured thirty (30) days after notice of such breach, or (ii) in the event of any bankruptcy, insolvency, receivership or similar proceeding of the other party which continues for sixty (60) days from filing.

     7.3 TERMINATION BY METRA. Metra may terminate this Agreement upon written notice delivered to Berlex within five (5) business days following completion of the first Promotional Year for the Pyrilinks-Registered Trademark--D Product if, during the four calendar quarters of the first Promotional Year (the parties expect that the fourth quarter shall end on approximately June 30, 1998), (i) Metra's Gross Revenues of Pyrilinks-Registered Trademark--D for the four quarters do not equal or exceed [XXXX]; and (ii) Metra's Gross Revenues of Pyrilinks-Registered Trademark--D for any individual quarter do not equal or exceed [XXXX]. In addition, Metra may terminate this Agreement upon written notice delivered to Berlex within five (5) business days following completion of the second Promotional Year for the Pyrilinks-Registered Trademark--D Product if, during the second Promotional Year (the parties expect that the second Promotional Year shall end on approximately June 30, 1999), Metra's Gross Revenues of Pyrilinks-Registered Trademark--D for the four quarters do not equal or exceed [XXXX]. For purposes of this paragraph and calculating the dollar thresholds referred to above, if Metra is providing Metra Products to the OB/GYN Market in the U.S. at no charge and in quantities not in Metra's ordinary course of business, the parties shall meet to review this practice and discuss whether these marketing units should be considered in the dollar thresholds.

     Metra and Berlex agree to meet during the third quarter and, if this Agreement is not sooner terminated, the seventh quarter following the commencement of the first Promotional Year for the Pyrilinks-Registered Trademark--D Product, to discuss the sales performance of the Metra Products and Metra agrees that if it is possible that Metra will have the right to terminate this Agreement pursuant to this Section 7.3, then Metra will notify Berlex in writing of Metra's intent to terminate the Agreement. Berlex shall have thirty (30) days from receipt of the notice from Metra to inform Metra that either (i) Berlex accepts the Metra termination notice, in which case this Agreement will terminate; or (ii) Berlex rejects the Metra termination notice, in which case (a) this Agreement will not terminate pursuant to this
Section 7.3; and (b) any payments for the upcoming Promotional Year due from Metra to Berlex pursuant to Section 6.1 shall be reduced in the same proportion that Metra's total sales for the applicable period of four full quarters bears to the sales target for such period, as set forth above in this Section 7.3. In addition, Metra shall have the right to terminate this Agreement upon written notice to Berlex if Berlex has not begun active detailing of the Pyrilinks-Registered Trademark--D product within twelve (12) months of the Effective Date, provided that such failure to detail on the part of Berlex is not due in whole or in part to any material act or material omission of Metra.

     In the event that Metra terminates this Agreement pursuant to this
Section 7.3, then for [XXXX] following such termination Metra shall not enter into an agreement with a pharmaceutical company permitting a pharmaceutical company to promote any of the Metra Products to the OB/GYN Market in the U.S. except as provided hereafter. If Metra wishes, during this [XXXX] period to enter into an agreement with a pharmaceutical company relating to the promotion of Metra Products to the OB/GYN Market in the U.S., Berlex shall have a right of

                     [X] CONFIDENTIAL TREATMENT REQUESTED.
             OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

first refusal to promote the Metra Products to the OB/GYN Market in the U.S. if Berlex agrees to execute a binding commitment to meet or exceed the business terms offered by the pharmaceutical company. Berlex shall be required to make a binding commitment to Metra within fifteen (15) business days following receipt from Metra of a summary of the material business terms offered by the pharmaceutical company (Metra shall not be obligated to disclose to Berlex the name of the pharmaceutical company). If Berlex does not execute a binding commitment within said fifteen (15) business days, Metra shall thereafter be free to enter into an agreement with a pharmaceutical company on business terms no less favorable than those disclosed to Berlex. Berlex's right of first refusal shall not apply if Metra enters into a promotion agreement with a distinct business unit of a pharmaceutical company and the distinct business unit does not and will not during the [XXXX] period referred to above in this paragraph distribute or promote products that compete with Berlex's own products marketed to the OB/GYN Market.

     7.4 TERMINATION BY BERLEX. Berlex may terminate this Agreement upon ninety (90) days prior written notice: (i) if, after completion of the first Promotional Year for the Pyrilinks-Registered Trademark--D Product, Berlex acquires rights to a pharmaceutical product that is marketed primarily to the OB/GYN Market and Berlex desires to devote its personnel to that product rather that the Metra Products; or (ii) if (A) Cholestech Corporation has not achieved U.S. 510(k) clearance to market Metra's point-of-care cassette by [XXXX] or (B) Cholestech Corporation has not received CLIA waiver for Metra's point-of-care cassette by [XXXX]; or (iii) if, within thirty (30) days of the Effective Date, Metra has not entered into an agreement with Norland Medical Systems, Inc. pursuant to which Berlex has the right to promote the Norland products set forth in EXHIBIT A on the terms set forth in this Agreement.

     7.5 RETURN OF INFORMATION. Within thirty (30) calendar days after the termination or expiration of this Agreement, each party hereto shall either deliver to the other, or destroy, all copies of any tangible Confidential Information of the other party provided hereunder in its possession or under its control, and shall furnish to the other party an affidavit signed by an officer of its company certifying that to the best of its knowledge, such delivery or destruction has been fully effected. Each parties' outside counsel may retain one copy of the Confidential Information in a sealed file.

     7.6 REMAINING PAYMENT. Within forty-five (45) calendar days of the expiration or termination of this Agreement, each party shall pay to the other all sums, if any, due and owing as of the date of expiration or termination. Such sums shall include any Berlex commissions then earned and unpaid.

     7.7 SURVIVAL. The respective rights and obligations of the parties under Sections 6.2.8 (which shall only survive six (6) months), 7.1, 7.3, 7.5, 7.6, 7.7, Article 8, Article 10 and Article 11 shall survive expiration or termination of this Agreement. No termination or expiration of this Agreement shall relieve any party for any liability for any breach of or liability accruing under this Agreement prior to termination.

                     [X] CONFIDENTIAL TREATMENT REQUESTED.
             OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

                      ARTICLE 8:  CONFIDENTIAL INFORMATION

     8.1 PROTECTION OF CONFIDENTIAL INFORMATION. The parties recognize that, in connection with the performance of this Agreement, each of them may disclose to the other its Confidential Information. The party receiving any Confidential Information agrees to maintain the confidential status of such Confidential Information and not to use any such Confidential Information for any purpose other than the purpose for which it was originally disclosed to the receiving party, and not to disclose any of such Confidential Information to any third party. Neither party shall disclose the other's Confidential Information to its employees and agents except on a need-to-know basis.

     8.2 PERMITTED DISCLOSURE. The parties acknowledge and agree that each may disclose Confidential Information: (i) as required by law; (ii) to their respective directors, officers, employees, attorneys, accountants, advertising agencies, medical education providers, public relations agencies and other advisors, who are under an obligation of confidentiality, on a "need-to-know" basis; (iii) to partners, who are under an obligation of confidentiality, on a "need-to-know" basis; or (iv) in connection with disputes or litigation between the parties involving such Confidential Information and each party shall endeavor to limit disclosure to that purpose and to ensure maximum application of all appropriate judicial safeguards (such as placing documents under seal). In the event a party is required to disclose Confidential Information as required by law, such party will, to the extent practical, in advance of such disclosure, provide the other party with prompt notice of such requirement. Such party also agrees, to the extent legally permissible, to provide the other party, in advance of any such disclosure, with copies of any information or documents such party intends to disclose (and, if applicable, the text of the disclosure language itself) and to cooperate with the other party to the extent the other party may seek to limit such disclosure.

     8.3 APPLICABILITY. The foregoing obligations of confidentiality shall apply to directors, officers, employees and representatives of the parties and any other person to whom the parties have delivered copies of, or permitted access to, such Confidential Information in connection with the performance of this Agreement, and each party shall advise each of the above of the obligations set forth in this Article 8.

     8.4 THIRD PARTY CONFIDENTIAL INFORMATION. Any Confidential Information of a third party disclosed to either party shall be treated by Berlex or Metra, as the case may be, in accordance with the terms under which such third party Confidential Information was disclosed; PROVIDED, HOWEVER, that the party disclosing such third party Confidential Information shall first notify the other party that such information constitutes third party Confidential Information and the terms applicable to such third party Confidential Information and provided further that either party may decline, in its sole discretion, to accept all or any portion of such third party Confidential Information.

     8.5 CONFIDENTIALITY OF AGREEMENT. Except as required by law or generally accepted accounting principles, and except to assert its rights hereunder or for disclosures to its own officers, directors, employees and professional advisers on a need-to-know basis or in confidence

                     [X] CONFIDENTIAL TREATMENT REQUESTED.
             OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

to investment bankers, financial institutions or other lenders or acquirers, each party hereto agrees that neither it nor its directors, officers, employees, consultants or agents shall disclose the terms of this Agreement or specific matters relating hereto without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed. Berlex and Metra shall mutually agree to the form of a joint press release to be issued on the Effective Date.

     8.6 USE OF NAME. Neither party shall use the name of the other or the name of the Affiliates of the other party or the names of the products of the other party in any public announcement, without the consent of the other party. Metra will not use the name of Berlex's Affiliate, Schering AG
Germany in any public announcement without the consent of Schering AG Germany.

                 ARTICLE 9:  REPRESENTATIONS AND WARRANTIES

     9.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Each party represents and warrants to the other party that:

          (i) such party has been duly incorporated and is validly existing under the laws of the state in which such party is incorporated;

          (ii) such party has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder;

          (iii) the execution of this Agreement by such party, and the performance by such party of its obligations and duties hereunder, do not and will not violate any agreement to which such party is a party or by which it is otherwise bound;

          (iv) when executed and delivered by such party, this Agreement will constitute the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms; and

          (v) such party acknowledges that the other party makes no representations, warranties or agreements related to the subject matter hereof that are not expressly provided for in this Agreement.

     9.2 BERLEX REPRESENTATIONS AND WARRANTIES. In addition to the representations and warranties of Section 9.1 hereto, Berlex further represents and warrants:

          (i) the non Metra promotional materials which Berlex includes in or associates with Metra Products do not and shall not, to the best of Berlex's knowledge, infringe on or violate any copyright, U.S. patent or any other proprietary right of any third party; and

          (ii) Berlex's performance of this Agreement shall comply in all material respects with, and shall neither contravene, breach nor infringe, any laws or regulations of the U.S.

                     [X] CONFIDENTIAL TREATMENT REQUESTED.
             OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

     9.3 METRA REPRESENTATIONS AND WARRANTIES. In addition to the representations and warranties of Section 9.1 hereto, Metra further represents and warrants:

          (i) the Metra promotional materials do not and shall not, to the best of Metra's knowledge, infringe on or violate any copyright, U.S. patent or any other proprietary right of any third party;

          (ii) Metra has sufficient right, title and ownership of all Metra Trademarks being licensed to Berlex pursuant to this Agreement, without infringement of the rights of third parties;

          (iii)  the Metra Products (for purposes of subparagraphs (iii),
(iv) and (v) Metra Products means only those products set forth under subparagraph A of EXHIBIT A) (a) will conform to the claims set forth in applicable FDA clearances; (b) will not be adulterated or misbranded by Metra within the meaning of the U.S. Food, Drug and Cosmetic Act, or be an article which may not be introduced into U.S. interstate commerce pursuant to such act; and (c) that Metra will comply in all material respects with all applicable laws and regulations in the manufacture, storage, distribution and sale of the Metra Products, including without limitation compliance with applicable current good manufacturing practices regulations, and laws relating to the generation, storage, shipment and disposal of waste;

          (iv) to the best of Metra's knowledge there are no claims or actions at law or equity of any nature pending or threatened against Metra by any third party (including without limitation any governmental authority) affecting any of the Metra Products or Metra's ability to perform this Agreement; and

          (v)  except for existing rights granted to Wyeth-Ayerst
Laboratories and Mission Pharmacal, Metra has not granted to any third party the right to promote or detail to the OB/GYN market in the U.S. any Metra Products.

          (vi) Metra's performance of this Agreement shall comply in all material respects with, and shall neither contravene, breach nor infringe, any laws or regulations of the U.S.

      ARTICLE 10:  LIMITATION OF LIABILITY; DISCLAIMER; INDEMNIFICATION

     10.1 LIABILITY. EXCEPT AS PROVIDED IN SECTION 10.3, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM ANY PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS.

     10.2 NO ADDITIONAL WARRANTIES. EXCEPT AS SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED,

                     [X] CONFIDENTIAL TREATMENT REQUESTED.
             OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

REGARDING THE PRODUCTS AND SERVICES CONTEMPLATED BY THIS AGREEMENT, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.

     10.3  INDEMNIFICATION.

          10.3.1 METRA INDEMNITY. Subject to the limitations set forth below, Metra, at its own expense, shall indemnify, defend and hold Berlex and any Berlex Affiliates and their officers, directors, employees and agents (the "BERLEX INDEMNIFIED PARTY(IES)") harmless from and against any judgments, losses, deficiencies, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), whether required to be paid to a third party or otherwise incurred in connection with or arising from any claim, suit, action or proceeding (collectively, a "CLAIM") asserted by a third party (having no direct or indirect (including via an Affiliate) relationship with Berlex), against a Berlex Indemnified Party to the extent the basis of such Claim is that: (i) the Metra Trademarks infringe any Intellectual Property Rights of a third party; (ii) Metra does not have the right to license the Metra Trademarks as set forth herein; and (iii) a material act or material omission of Metra (including without limitation the design, testing, manufacture, regulatory approval, sale, detailing (by Berlex or Metra), promoting (by Berlex or Metra), or distribution of any of the Metra Products), is alleged to have caused damage or injury to any third party. Any Claim requiring Berlex to indemnify the Metra Indemnitees pursuant to Section 10.3.4 shall be excluded from Metra's indemnity undertaking set forth in this Section.

          10.3.2 NO METRA TRADEMARK LIABILITY. Notwithstanding Section 10.3.1, Metra assumes no liability for infringement claims arising from: (i) a combination of the Metra Trademarks or Metra promotional materials or any part thereof with other Berlex or other third party materials not provided by Metra where such infringement would not have arisen from the use of the Metra Trademarks or materials or portion thereof absent such combination, and where the combination was not approved by Metra pursuant to Section 3.1.3; or (ii) modification of the Metra Trademarks or materials or portion thereof by anyone other than Metra or on its behalf where such infringement would not have occurred but for such modifications, and where such modification was not approved by Metra pursuant to Section 3.1.3.

          10.3.3 METRA TRADEMARK LIABILITY. If Metra receives notice of an alleged infringement relating to the Metra Trademarks, Metra, at its option and expense, shall use all reasonable efforts to: (i) obtain a license at no cost to Berlex permitting continued use of the Metra Trademarks on terms and conditions consistent with the rights granted to Berlex hereunder, (ii) modify the infringe portion of the Metra Trademarks so that it does not infringe third party rights; or (iii) provide a substitute for such infringing portion. If none of the foregoing options are reasonably available to Metra, then upon written notice by Metra to Berlex, Berlex shall thereupon take the necessary action to discontinue further distribution of the Metra Trademarks to the extent that and only for so long as such use would be infringing.

                     [X] CONFIDENTIAL TREATMENT REQUESTED.
             OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

          10.3.4 BERLEX INDEMNIFICATION. Subject to the limitations set forth below, Berlex, at its own expense, shall indemnify, defend and hold Metra and any Metra Affiliates and their officers, directors, employees and agents (the "METRA INDEMNIFIED PARTY(IES)" harmless from and against any judgment, losses, deficiencies, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), whether required to be paid to a third party or otherwise incurred in connection with or arising from any Claim asserted by a third party (having no direct or indirect (including via an Affiliate) relationship with Metra) against a Metra Indemnified Party to the extent the basis of such Claim is that: (i) a third party Claim arising from any promotional or detailing performed by Berlex in regard to any Berlex product, or in regard to any Metra Product if the information relating to the Metra Product was not approved by Metra pursuant to Section 3.1.3; or (ii) a Claim relating to any Berlex statements and/or claims regarding Metra Products different from those made by Metra in Metra's own promotional materials and/or in Metra's FDA clearances or Metra Product specifications unless the Berlex statements and/or claims were approved by Metra pursuant to Section 3.1.3.

          10.3.5 ASSERTION OF CLAIMS. Each indemnified party agrees to give the indemnifying party prompt written notice of any Claim or discovery of fact upon which such indemnified party intends to base a request for indemnification under Sections 10.3.1 or 10.3.4. Each party shall furnish promptly to the other, copies of all papers and official documents received in respect of any Claim. With respect to any Claim relating solely to the payment of money damages and which will not result in the indemnified party becoming subject to injunctive or other relief or otherwise adversely affecting the business of the indemnified party in any manner, and as to which the indemnifying party shall have acknowledged in writing the obligation to indemnify the indemnified party hereunder, the indemnifying party shall have the sole right to defend, settle or otherwise dispose of such Claim, on such terms as the indemnifying party, in its sole discretion, shall deem appropriate. The indemnifying party shall obtain the written consent of the indemnified party, which shall not be unreasonably withheld, prior to ceasing to defend, settling or otherwise disposing of any Claim if as a result thereof the indemnified party would become subject to injunctive or other equitable relief or any remedy other than the payment of money, which payment would be the responsibility of the indemnifying party. The indemnifying party shall not be liable for any settlement or other disposition of a Claim by the indemnified party which is reached without the written consent of the indemnifying party. Except as provided above, the reasonable costs and expenses, including reasonable fees and disbursements of counsel incurred by any indemnified party in connection with any Claim, shall be reimbursed on a quarterly basis by the indemnifying party, without prejudice to the indemnifying party's right to contest the indemnified party's right to indemnification and subject to refund in the event the indemnifying party is ultimately held not to be obligated to indemnify the indemnified party.


                        ARTICLE 11:  MISCELLANEOUS

     11.1 GOVERNING LAW. This Agreement shall be interpreted and construed in accordance with the laws of the State of California, with the same force and effect as if fully executed and performed therein. Each of Berlex and Metra hereby consents and submits to the personal jurisdiction in the state courts of the State of California, and expressly agrees that the venue for

                     [X] CONFIDENTIAL TREATMENT REQUESTED.
             OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

any action arising under this Agreement shall be the appropriate court sitting within the Northern District of California.

     11.2 AMENDMENT OR MODIFICATION. This Agreement may not be amended, modified or supplemented by the parties in any manner, except by an instrument in writing signed on behalf of each of the parties by a duly authorized officer or representative.

     11.3 NO ASSIGNMENT. Neither party shall transfer or assign any rights or delegate any obligations hereunder, in whole or in part, whether voluntarily or by operation of law, without the prior written consent of the other party. Any purported transfer, assignment or delegation by either party without the appropriate prior written approval shall be null and void and of no force or effect. Notwithstanding the foregoing, without securing such prior consent, each party shall have the right to assign this Agreement or any of its rights or obligations to any successor of such party by way of merger or consolidation or the acquisition of substantially all of the business and assets of the assigning party relating to the Agreement.

     11.4 NOTICES. Except as otherwise provided herein, any notice or other communication to be given hereunder shall be in writing and shall be (as elected by the party giving such notice): (i) personally delivered; (ii) transmitted by postage prepaid registered or certified airmail, return receipt requested; (iii) deposited prepaid with a nationally recognized overnight courier service; or (iv) sent via facsimile, with a confirmation copy sent via first class mail. Unless otherwise provided herein, all notices shall be deemed to have been duly given on: (x) the date of receipt (or if delivery is refused, the date of such refusal) if delivered personally, by courier, or by facsimile; or (y) five (5) days after the date of posting if transmitted by mail. Either party may change its address for notice purposes hereof on not less than five (5) days prior notice to the other party. Notice hereunder shall be directed to a party at the address for such party which is set forth below:

     To Metra:          Metra Biosystems, Inc.
                        265 North Whisman Road
                        Mountain View, California  94043
                        Attention:  George W. Dunbar, Jr., President and CEO
                        Fax:  (415) 903-0500

     Copy to:           Mark B. Weeks
                        Venture Law Group
                        2800 Sand Hill Road
                        Menlo Park, California  94025
                        Fax: (415) 233-8386

     To Berlex:         Berlex Laboratories, Inc.
                        300 Fairfield Road
                        Wayne, New Jersey 07470
                        Attention:  H. Joseph Reiser, Vice President
                        Fax: (201) 942-1610

                     [X] CONFIDENTIAL TREATMENT REQUESTED.
             OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

     Copy to:           Berlex Laboratories, Inc.
                        300 Fairfield Road
                        Wayne, New Jersey 07470
                        Attention:  General Counsel
                        Fax: (201) 305-4405




     11.5 ENTIRE AGREEMENT. Except for the nondisclosure agreement dated March 7, 1997, this Agreement represents the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous agreements and understandings, written or oral between the parties with respect to the subject matter hereof.

     11.6 WAIVER. Any of the provisions of this Agreement may be waived by the party entitled to the benefit thereof. Neither party shall be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the waiving party, and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

     11.7 FEES AND EXPENSES. Each party shall be responsible for the payment of its own costs and expenses, including attorneys' fees and expenses, in connection with the negotiation and execution of this Agreement.

     11.8 RECOVERY OF COSTS AND EXPENSES. If either party to this Agreement brings an action against the other party to enforce its rights under this Agreement, the prevailing party shall be entitled to recover its costs and expenses, including, without limitation, attorneys' fees and costs incurred in connection with such action, including any appeal of such action.

     11.9 SEVERABILITY. If the application of any provision or provisions of this Agreement to any particular facts of circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then:
(i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement shall not in any way be affected or impaired thereby; and (ii) such provision or provisions shall be reformed without further action by the parties hereto and only to the extent necessary to make such provision or provisions valid and enforceable when applied to such particular facts and circumstances.

     11.10 OTHER AGREEMENTS. Neither party shall agree to any contractual provision or term in any agreement with any third party which contains a provision or term which causes such party to be in breach of or violates this Agreement.

     11.11 NO DISCLOSURE. Without the prior written consent of the other party, neither party shall, in any manner, disclose, advertise, or publish the terms of, or any information concerning, this Agreement; PROVIDED, HOWEVER, that either party may disclose such portions of this Agreement as may be required by law, subject to the provisions of Article 8 hereto.

                 [X] CONFIDENTIAL TREATMENT REQUESTED.
        OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

     11.12 NO THIRD PARTY BENEFICIARIES. Nothing express or implied in this Agreement is intended to confer, nor shall anything herein confer, upon any person other than the parties and the respective successors or assigns of the parties, any rights, remedies, obligations or liabilities whatsoever.

     11.13 INDEPENDENT CONTRACTORS. The relationship of Metra and Berlex established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to give either party the power to direct and control the day-to-day activities of the other or allow one party to create or assume any obligation on behalf of the other for any purpose whatsoever. All financial obligations associated with Berlex's business are the sole responsibility of Berlex. All sales and other agreements between Berlex and Berlex's customers are Berlex's exclusive responsibility and shall have no effect on Berlex's obligations under this Agreement. All financial obligations associated with Metra's business are the sole responsibility of Metra. All sales and other agreements between Metra and Metra's customers are Metra's exclusive responsibility and shall have no effect on Metra's obligations under this Agreement.

     11.14 COUNTERPARTS; FACSIMILES. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one and the same instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it. For purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto, shall be deemed to be an original. Notwithstanding the foregoing, the parties shall each deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

                 [X] CONFIDENTIAL TREATMENT REQUESTED.
        OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

     IN WITNESS WHEREOF, the parties to this Agreement by their duly authorized representatives have executed this Agreement as of the date first above written.

METRA BIOSYSTEMS, INC.                      BERLEX LABORATORIES, INC.

By: /s/ Kurt E. Amundson                    By: /s/ John Nicholson
    ---------------------------                 ------------------------------
    Name:  Kurt E. Amundson                     Name:  John Nicholson
    Title:  Vice President & CFO                Title:  Treasurer

                 [X] CONFIDENTIAL TREATMENT REQUESTED.
        OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

                                  EXHIBIT A

                                METRA PRODUCTS

A.  PRODUCTS SUBJECT TO ARTICLE 6 COMMISSIONS.

    1.  Pyrilinks-Registered Trademark--D (all formats).

    2. Metra's point-of-care cassette (manufactured pursuant to Metra's agreement with Cholestech Corporation).

    3.  QUS-2 Ultrasound product.

B.  PRODUCTS NOT SUBJECT TO ARTICLE 6 COMMISSIONS.

    1.  Norland Medical Systems, Inc.'s pDEXA and OsteoAnalyzer products.


                 [X] CONFIDENTIAL TREATMENT REQUESTED.
        OMITTED PORTIONS FILED SEPARATELY WITH THE COMMISSION.

                                   EXHIBIT B

                        FORM OF COMMON STOCK WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

Warrant No. WC-1                               Number of Shares:  413,223
Date of Issuance:  April 25, 1997              (subject to adjustment)


                            METRA BIOSYSTEMS, INC.

                         COMMON STOCK PURCHASE WARRANT

     Metra Biosystems, Inc. (the "COMPANY"), for value received, hereby certifies that Berlex Laboratories, Inc., or its registered assigns (in accordance with Section 4 below) (the "REGISTERED HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the Date of Issuance (set forth above) and on or before the Expiration Date (as defined in Section 6 below), up to that number of shares of Common Stock of the Company as shall be determined pursuant to Section 2 below, at an exercise price per share as shall also be determined pursuant to
Section 2. The shares purchasable upon exercise of this Warrant are hereinafter referred to as the "WARRANT STOCK." The exercise price per share of Warrant Stock is hereinafter referred to as the "PURCHASE PRICE."

     1.  EXERCISE.

         (a) MANNER OF EXERCISE. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as EXHIBIT A duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney-in-fact, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full by cash, check or wire transfer of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise.

         (b) EFFECTIVE TIME OF EXERCISE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company, with payment of the applicable Purchase Price, as provided in
Section 1(a) above; provided, however, that if this Warrant is exercised in connection with or in contemplation of an Acquisition (as defined in Section 6 below), such exercise may be conditioned upon the closing of such Acquisition, in which case this Warrant shall be deemed to have been exercised immediately prior to such closing and, if such closing does not occur, this Warrant shall be deemed to not have been exercised. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

         (c) DELIVERY TO REGISTERED HOLDER. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within twenty (20) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

              (i) a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

              (ii) in case such exercise is in part only, a new warrant (dated the date hereof) of like tenor, calling in the aggregate on the face thereof for the number of shares of Warrant Stock equal to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a) above.

    2. PURCHASE PRICE AND NUMBER OF SHARES ISSUABLE UPON EXERCISE. The number of shares of Warrant Stock issuable upon exercise of this Warrant and the Purchase Price therefor shall be determined as follows:

        (a) If the average closing price of the Company's Common Stock as quoted on the Nasdaq National Market (the "NASDAQ") over the thirty (30) trading days ending on the close of business on the last trading day before the Date of Issuance of this Warrant (set forth above) (the "AVERAGE CLOSING PRICE") is less than $6.00 per share,

              (i) the Purchase Price shall be one hundred twenty percent (120%) of the Average Closing Price, and

              (ii) the number of shares of Warrant Stock issuable hereunder shall be determined by dividing $2,000,000 by the Purchase Price determined pursuant to Section 2(a)(i) above; or

        (b) If the Average Closing Price is greater than or equal to $6.00 per share,

             (i) the Purchase Price shall be the Average Closing Price, and the number of shares of Warrant Stock issuable hereunder shall be determined by dividing $2,000,000 by the Average Closing Price.

The number of shares of Warrant Stock and the Purchase Price shall be subject to adjustment as provided herein.

     3.  CERTAIN ADJUSTMENTS.

         (a) MERGERS OR CONSOLIDATIONS. If at any time there shall be a capital reorganization (other than a combination or subdivision of Warrant Stock otherwise provided for herein), or a merger or consolidation of the Company with another corporation other than an Acquisition (as defined in Section 6), then, as a part of such reorganization, merger or consolidation, lawful provision shall be made so that the Registered Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Purchase Price, the number of shares of stock or other securities or property of the Company or the successor corporation resulting from such reorganization, merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such reorganization, merger or consolidation if this Warrant had been exercised immediately before that reorganization, merger or consolidation. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Registered Holder after the reorganization, merger or consolidation to the end that the provisions of this Warrant (including adjustment of the Purchase Price then in effect and the number of shares of Warrant Stock) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         (b) SPLITS AND SUBDIVISIONS; DIVIDENDS. In the event the Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the "COMMON STOCK EQUIVALENTS") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share Purchase Price shall be appropriately decreased and the number of shares of Warrant Stock shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares.

         (c) COMBINATION OF SHARES. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share purchase price shall be appropriately increased and the number of shares of Warrant Stock shall be appropriately decreased in proportion to such decrease in outstanding shares.

         (d) ADJUSTMENTS FOR OTHER DISTRIBUTIONS. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends paid out of net profits) or options or rights not referred to in Section 3(b), then, in each such case for the purpose of this
Section 3(d), upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of Common Stock of the Company into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

         (e) When any adjustment is required to be made in the securities issuable upon exercise of this Warrant, the Company shall promptly mail to the Registered Holder a certificate setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in this Section 3.

     4.  REPRESENTATIONS; TRANSFER RESTRICTIONS.

         (a) The Registered Holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required. Further, the Registered Holder agrees that this Warrant, and the rights hereunder may only be sold, pledged, distributed, offered for sale, transferred or otherwise disposed of to Schering A.G. or another wholly owned subsidiary of Schering A.G. Other than as provided in this Section 4(a), this Warrant is not transferable without the prior written consent of the Company. It is understood and agreed that the immediately preceding two sentences do not apply to, or limit the sale, pledge, distribution, offers for sale, transfer or other disposition of, Warrant Stock.

         (b) The Registered Holder hereby further represents and warrants to the Company with respect to the issuance of the Warrant and the purchase of the Warrant Stock as follows:

              (i) PURCHASE ENTIRELY FOR OWN ACCOUNT. This Warrant is issued to the Registered Holder in reliance upon such Registered Holder's representation to the Company, which by such Registered Holder's execution of this Warrant such Registered Holder hereby confirms, that the Warrant and the Warrant Stock will be acquired for investment for such Registered Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Registered Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

              (ii) KNOWLEDGE AND EXPERIENCE; ABILITY TO BEAR ECONOMIC RISKS. The Registered Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated by this Warrant and such party is able to bear the economic risk of its investment in the Company (including a complete loss of its investment).

              (iii) RESALE. The Registered Holder understands that the Warrant being issued hereunder and the Warrant Stock to be purchased hereunder are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain circumstances. In this regard, the Registered Holder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

              (iv) LEGENDS. The Registered Holder acknowledges that all stock certificates representing shares of stock issued to the Registered Holder upon exercise of this Warrant may, if such Warrant Stock is not registered under the Securities Act, have affixed thereto a legend substantially in the following form:

                    (x) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN EXEMPTION TO SUCH SECURITIES ACT."

                    (y) Any legend required by the laws of any state in which the securities will be issued.

         (c) Subject to the provisions of Section 4(a) hereof, this Warrant and all rights hereunder are transferable in whole or in part upon surrender of the Warrant with a properly executed assignment (in the form of EXHIBIT B hereto) at the principal office of the Company.

         (d) The Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; PROVIDED, HOWEVER, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         (e) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change such Registered Holder's address as shown on the warrant register by written notice to the Company requesting such change.

         (f) The Company hereby represents and warrants to the Registered Holder as follows:

              (i) The Company is a corporation validly existing and in good standing under the laws of the State of California.

              (ii) The Company has full corporate right, power and authority (including the due authorization by all necessary corporate action) to enter into this Warrant and the Registration Rights Agreement referred to in
Section 18 hereof (the "REGISTRATION RIGHTS AGREEMENT") and to perform its obligations hereunder and thereunder without the need for the consent of any other person; and this Warrant and the Registration Rights Agreement have been duly authorized, executed and delivered and constitute legal, valid and binding obligations of the Company enforceable against it in accordance with the terms hereof and thereof. The execution, delivery and performance of this Warrant and the Registration Rights Agreement by the Company does not contravene or violate any laws, rules or regulations applicable to it.

              (iii) The Company has taken such corporate action as is necessary or appropriate to enable it to perform its obligations hereunder, including, but not limited to, the issuance, sale and delivery of the Warrant.

              (iv) The Warrant Stock, when issued and paid for in compliance with the provisions of this Warrant, will be validly issued, fully paid and non-assessable.

     5. NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     6. TERMINATION. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the earliest to occur of the following (the "EXPIRATION DATE"): (i) April 25, 2001, or (ii) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or other transaction as a result of which shareholders of the Company immediately prior to such acquisition possess a minority of the voting power of the acquiring entity immediately following such acquisition (an "ACQUISITION"); provided, however, that the Company shall give the Registered Holder at least ten (10) days prior written notice of the closing of any such Acquisition, including a statement that the Registered Holder's right to exercise this Warrant shall terminate upon the occurrence of such Acquisition.

     7.  NOTICES OF CERTAIN TRANSACTIONS.  In case:

         (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

         (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

         (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is expected to take place, and the record date for determining shareholders entitled to vote thereon. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

     8. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock or other stock or securities, as from time to time shall be issuable upon the exercise of this Warrant.

     9. EXCHANGE OF WARRANTS. Upon the surrender by the Registered Holder of any Warrant, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered.

     10. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     11. MAILING OF NOTICES. Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS) or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below or as subsequently modified by written notice.

     12. NO RIGHTS AS SHAREHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a shareholder of the Company (including without limitation the right to notification of shareholder meetings or the right to receive any notice or other communication concerning the business or affairs of the Company).

     13. NO FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

     14. AMENDMENT OR WAIVER. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

     15. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     16. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Registered Holder and their respective permitted successors and assigns (in the case of the Registered Holder, in accordance with Section 4).

     17. GOVERNING LAW. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

     18. REGISTRATION RIGHTS. Concurrently with the execution of this Warrant, the Company and the Registered Holder shall execute the Registration Rights Agreement attached hereto as EXHIBIT C, granting the Registered Holder certain rights regarding registration of the Warrant Stock.


                                        METRA BIOSYSTEMS, INC.:


                                        By:____________________________
                                                  (Signature)

                                        Name:__________________________


                                        Title:_________________________

                                        Address:_______________________
                                        _______________________________
                                        _______________________________

                                        Facsimile:_____________________

REGISTERED HOLDER:


By:_____________________________
         (Signature)

Name:___________________________


Title:__________________________

Address:________________________
________________________________
________________________________

Facsimile:______________________

                                  EXHIBIT A

                                PURCHASE FORM

To: METRA BIOSYSTEMS, INC.                                         Dated:

    The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase ___________ shares of the Common Stock covered by such Warrant and herewith makes payment of $___________, representing the full purchase price for such shares at the price per share provided for in such Warrant.

    The undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 4 of the Warrant and accepts such shares subject to the restrictions of the Warrant, copies of which are available from the Secretary of the Company.



                                      Signature:____________________________

                                      Address:______________________________

                                  EXHIBIT B

                               ASSIGNMENT FORM

     FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, unto:

     NAME OF ASSIGNEE             ADDRESS                   NO. OF SHARES
     ----------------             -------                   -------------


Dated:_________________                 Signature:____________________________

                                                  ____________________________

                                        Witness:______________________________

                                   EXHIBIT C

                     FORM OF REGISTRATION RIGHTS AGREEMENT

                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of April 25, 1997, by and among Metra Biosystems, Inc., a California corporation (the "Company"), and Berlex Laboratories, Inc. ("Berlex").

                                   RECITALS

     WHEREAS, the Company and Berlex have entered into a Co-Promotion Agreement of even date herewith (the "Co-Promotion Agreement"), which provides for the issuance to Berlex of certain warrants (the "Warrants") to purchase shares of Common Stock of the Company (the shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Stock");

     WHEREAS, as a condition to the execution of the Co-Promotion Agreement the Company has agreed to grant certain registration rights to Berlex with respect to the Warrant Stock;

     WHEREAS, the registration rights granted hereunder are subject to existing registration rights granted by the Company to certain of its investors pursuant to that certain Registration Rights Agreement dated as of January 11, 1994 between the Company and the other parties thereto (the "Existing Agreement"), a copy of which has been made available to Berlex;

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

     Section 1.  REGISTRATION RIGHTS.

            1.1  DEFINITIONS.  As used in this Agreement:

                 (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the subsequent declaration or ordering of the effectiveness of such registration statement.

                 (b) The term "Registrable Securities" means:

                     (i)  the Warrant Stock; and

                     (ii) any other shares of capital stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Warrant Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned; PROVIDED, HOWEVER, that Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

                 (c) The number of shares of "Registrable Securities then outstanding" shall mean the number of shares of capital stock outstanding which are Registrable Securities, plus the number of shares of capital stock which are Registrable Securities issuable pursuant to then exercisable or convertible securities.

                 (d) The term "Holder" means any holder of outstanding Registrable Securities who, subject to the limitations set forth in Section
1.8 below, acquired such Registrable Securities in a transaction or series of transactions not involving any registered public offering.

                 (e) The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                 (f) The term "Other Holders" means any persons other than Holders and persons with registration rights pursuant to the Existing Agreement who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

                 (g) The term "Other Registrable Securities" means the Common Stock or other securities issued to, or issuable pursuant to conversion of convertible securities held by, Other Holders, which securities may be entitled to be included in certain registrations hereunder.

            1.2 DEMAND REGISTRATION. In case the Company shall receive from any Holder or Holders owning in the aggregate at least fifty percent (50%) of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                 (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                 (b) promptly use its best efforts to effect such registration and all such qualifications and compliances as may be reasonably so requested and as would permit and facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 20 days after receipt of such written notice from the Company; provided, however, that all rights granted hereunder are subject to cutback pursuant to Section 3.6(b) of the Existing Agreement but the Holders' Registrable Securities shall not be subject to any reduction or exclusion pursuant to the rights of any Other Holders, and provided further that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this
Section 1.2:

                     (i) if Form S-3 is not available for such offering by the Holders (except as provided in paragraph (d) below);

                     (ii) if the Company shall furnish to the Holders a certificate signed by the president of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its Shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.2; provided, however, that the Company shall not utilize this right more than once in any twelve month period;

                     (iii) if the Company has, within the four (4) month period preceding the date of such request, already filed one registration statement on Form S-3 for any other holders of Company Securities pursuant to the Existing Agreement;

                     (iv) if the Company has already effected two (2) registrations on Form S-3 for the Holders; provided, however, that the Holders shall not be limited to two (2) registrations to the extent that any of the Holders' Registrable Securities are excluded from such registrations; or

                     (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act.

                 (c) Subject to the foregoing, the Company shall file a registration statement on Form S-3 covering the Registrable Securities and other securities so requested to be registered promptly after receipt of the request or requests of the Holders. With respect to the first of such registrations, the Company and the Holders shall each pay one-half (1/2) of the expenses directly related to such registration; provided, however, that in no event shall the Company pay more than $15,000 of such expenses. All expenses incurred in connection with the second of such registrations, including (without limitation) all registration, filing, qualification, printer and accounting fees, as well as any underwriters' or brokers' fees, discounts or commissions relating to the Registrable Securities, or the fees or expenses of separate counsel to the selling Holders, shall be borne by such Holders. Notwithstanding anything above to the contrary, (i) the Holders shall be liable for expenses (other than those to be paid by the Company in accordance herewith) only in the proportion that the Registrable Securities being registered bear to the total of all securities being registered and any such expenses for which the Holders are not liable shall not be included in the Company's and the Holders' calculation of total expenses for purposes of determining those expenses to be paid by the Company in accordance herewith and (ii) it is understood and agreed that any fees or expenses of counsel to other parties and any brokers' fees, discounts or commissions relating to such other securities shall not be paid by the Holders and shall be paid by the Company or such other parties proposing to register securities.

                 (d) Notwithstanding anything to the contrary herein, if Form S-3 is not available for such offering by the Holders, the Company shall use its best efforts to effect registrations on Form S-1, or any derivative or successor form thereto under the Securities Act, covering the Registrable Securities. In such event, all other provisions of this Section 1.2 shall apply with equal force to the requested registration; provided, however, that all registration, filing, qualification, printer and accounting fees, as well as any underwriters' or brokers' fees, discounts or commissions relating to the Registrable Securities, or the fees or expenses of separate counsel to the selling Holders, shall be borne by such Holders. Notwithstanding anything above to the contrary, (i) the Holders shall be liable for expenses (other than those to be paid by the Company in accordance herewith) only in the proportion that the Registrable Securities being registered bear to the total of all securities being registered and any such expenses for which the Holders are not liable shall not be included in the Company's and the Holders' calculation of total expenses for purposes of determining those expenses to be paid by the Company in accordance herewith and (ii) it is understood and agreed that any fees or expenses of counsel to other parties and any brokers' fees, discounts or commissions relating to such other securities shall not be paid by the Holders and shall be paid by the Company or such other parties proposing to register securities.

                 (e) If the Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to Section 1.2(a) and the Company and the requesting Holders shall enter into an underwriting agreement in customary form (including, without limitation, such representations and warranties and indemnity and contribution provisions as the underwriter or underwriters customarily require) with the representative of the underwriter or underwriters selected for such underwriting by the Company, such underwriter or underwriters to be acceptable to the Holders.

            1.3  COMPANY REGISTRATION.

                 (a) NOTICE OF REGISTRATION. If at any time or from time to time the Company shall determine to register shares of its Common Stock, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, or
(ii) a registration relating solely to a Rule 145 transaction, the Company will:

                      (i) promptly give to each Holder written notice thereof; and

                      (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request, made within twenty (20) days after receipt of such written notice from the Company, by any Holder.

                 (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.3(a)(i). In such event the right of any Holder to registration pursuant to this Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit to zero the Registrable Securities to be included in such registration; PROVIDED, that (i) any such limitation shall be applied to the Holders pro rata based upon the number of Registrable Securities held by them, (ii) that the shares of Registrable Securities proposed to be included in such registration shall be subject to exclusion pursuant to Section 3.6 of the Existing Agreement, and (iii) Other Registrable Securities shall be excluded entirely prior to any exclusion of Registrable Securities. The Company shall so advise all holders of securities requesting registration through such underwriting, and subject to the preceding sentence, the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                 (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

            1.4 OBLIGATIONS OF THE COMPANY. Whenever required under Sections 1.2 or 1.3 to effect the registration of any Registrable Securities, the Company shall, as reasonably possible:

                 (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective for 180 days or such shorter period during which the Holders complete the distribution described in the registration statement relating thereto, whichever first occurs; and promptly notify the Holders (x) when such registration statement becomes effective, (y) when any amendment to such registration statement becomes effective and (z) of any request by the SEC for any amendment or supplement to such registration statement or any prospectus relating thereto or for additional information.

                 (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                 (c) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                 (d) Furnish to the Holders, prior to filing a registration statement, copies of such registration statement as proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus, reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Company shall have filed with the SEC and financial statements, reports and proxy statements mailed to shareholders of the Company) as the Holders may reasonably request in order to facilitate the disposition of the Registrable Securities being offered by the Holders.

                 (e) Make available, upon reasonable notice and during business hours, for inspection by the underwriter or underwriters, all financial and other records, pertinent corporate documents, agreements and properties of the Company as shall be necessary to enable such underwriters to exercise their due diligence responsibilities, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such underwriters in connection with the registration statement.

                 (f) If the securities covered by the registration statement are to be sold through one or more underwriters, obtain a comfort letter from the Company's independent public accountants dated within five business days prior to the effective date of the registration statement (and as of such other dates as the underwriter or underwriters for the Registrable Securities may reasonably request) in customary form and covering such matters of the type customarily covered by such comfort letters as such underwriter or underwriters reasonably request.

                 (g) If the Securities covered by the registration statement are to be sold through one or more underwriters, obtain an opinion of counsel dated the closing of the sale of the Registrable Securities (and as of such other dates as the underwriter or underwriters for the Registrable Securities may reasonably request) in customary form and covering such matters of the type customarily covered by such opinions as counsel designated by such underwriter or underwriters reasonably requests.

                 (h) If the securities covered by the registration statement are to be sold through one or more underwriters, provide to the underwriter or underwriters representations and warranties of the Company, dated the closing of the sale of the Registrable Securities (and as of such other dates as the underwriter or underwriters for the Registrable Securities may reasonably request) in customary form and covering such matters of the type customarily covered by such representations and warranties as counsel designated by such underwriter or underwriters reasonably request.

                 (i) Cause such Registrable Securities to be listed for trading on each securities exchange on which similar securities of the same class issued by the Company are then traded.

            1.5 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

            1.6 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

                 (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law; and the Company will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.6(a), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder or controlling person.

                 (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the 1934 Act, any other Holder selling securities in such registration statement and any controlling person of any such other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.6(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this subsection 1.6(b) exceed the gross proceeds from the offering received by such Holder.

                 (c) Promptly after receipt by an indemnified party under this Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

                 (d) If the indemnification provided in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                 (e)  The obligations of the Company and Holders under this
Section 1.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

                 (f) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in a negotiated underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall be controlling.

            1.7 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

                 (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

                 (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act; and

                 (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration.

            1.8 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned by a Holder to a transferee or assignee of at least the lesser of
(a) all of such Holder's Registrable Securities, or (b) thirty percent (30%) of the total number of Warrant Stock (as adjusted for stock splits, combinations, dividends, or recapitalizations) provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assign-ment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. The foregoing share limitation shall not apply, however, to transfers by Berlex to any wholly-owned subsidiary or affiliate (if a corporation), provided that all such transferees or assignees agree in writing to appoint a single representative as their attorney in fact for the purpose of receiving any notices and exercising their rights under this Section 1.

            1.9 TERMINATION OF REGISTRATION RIGHTS. The rights granted under this Section 1 shall terminate upon the earliest of (a) one (1) year following the date upon which a Warrant shall have been exercised, in whole or in part, by Berlex or its transferee, (b) if no Warrant shall have been so exercised, the expiration date of the last of such Warrants to expire, or (c) with respect to any Holder, at such time as such Holder may sell all of such Holder's Registrable Securities in any one three month period pursuant to Rule 144 (or such successor rule as may be adopted).

     Section 2.  MISCELLANEOUS.

            2.1 ASSIGNMENT. Subject to the provisions of Section 1.8 hereof, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

            2.2 THIRD PARTIES. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

            2.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California in the United States of America.

            2.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            2.5  NOTICES.

                 (a) All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given to or made upon the respective parties as follows:

     To the Company:                 Metra Biosystems, Inc.
                                     265 N. Whisman Road
                                     Mountain View, CA 94043
                                     fax: (415) 903-0500
                                     Attention:  Chief Financial Officer

     To Berlex:                      Berlex Laboratories, Inc.
                                     300 Fairfield Road
                                     Wayne, New Jersey 07470
                                     fax: (201) 303-4405
                                     Attention:  General Counsel

                 (b) All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by airmail, return receipt requested, reputable overnight courier or by telex or telecopy (facsimile) with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

                 (c) Any party may, by written notice to the other, alter its address or respondent, and such notice shall be considered to have been given ten (10) days after the airmailing, telexing, telecopying or delivery thereof.

            2.6 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

            2.7 AMENDMENT AND WAIVER. Any provision of this Agreement may be amended with the written consent of the Company and the Holders of at least a majority of the outstanding Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities, and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders of Registrable Securities, or agree to accept alternatives to such performance, without obtaining the consent of any Holder of Registrable Securities.

            2.8 RIGHTS OF HOLDERS. Each holder of Registrable Securities shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

            2.9 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

            2.10 CONSTRUCTION. This Agreement shall not be construed to grant Berlex or any other Holder hereunder rights which are greater than PARI PASSU with those rights of the holders of registration rights under the Existing Agreement.

            2.11 S-3 ELIGIBILITY. The Company covenants to use its best efforts to remain eligible to use the Form S-3 registration statement at all times.

                         [Signature page follows]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

COMPANY:                                   BERLEX:

METRA BIOSYSTEMS, INC.                     BERLEX LABORATORIES, INC.

By:____________________________            By:____________________________

Title:_________________________            Title:_________________________

                                   EXHIBIT C

            FORM OF ADDITIONAL COMMON STOCK WARRANT, IF ISSUED

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

Warrant No. WC-______                         Number of Shares:  _________
Date of Issuance: ___________                 (subject to adjustment)


                             METRA BIOSYSTEMS, INC.

                          COMMON STOCK PURCHASE WARRANT

     Metra Biosystems, Inc. (the "COMPANY"), for value received, hereby certifies that Berlex Laboratories, Inc., or its registered assigns (in accordance with Section 4 below) (the "REGISTERED HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time commencing on the Date of Issuance (set forth above) and on or before the Expiration Date (as defined in Section 6 below), up to that number of shares of Common Stock of the Company as shall be determined pursuant to
Section 2 below, at an exercise price per share as shall also be determined pursuant to Section 2. The shares purchasable upon exercise of this Warrant are hereinafter referred to as the "WARRANT STOCK." The exercise price per share of Warrant Stock is hereinafter referred to as the "PURCHASE PRICE."

     1.  EXERCISE.

         (a) MANNER OF EXERCISE. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as EXHIBIT A duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney-in-fact, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full by cash, check or wire transfer of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise.

         (b) EFFECTIVE TIME OF EXERCISE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this

Warrant shall have been surrendered to the Company, with payment of the applicable Purchase Price, as provided in Section 1(a) above; provided, however, that if this Warrant is exercised in connection with or in contemplation of an Acquisition (as defined in Section 6 below), such exercise may be conditioned upon the closing of such Acquisition, in which case this Warrant shall be deemed to have been exercised immediately prior to such closing and, if such closing does not occur, this Warrant shall be deemed to not have been exercised. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

         (c) DELIVERY TO REGISTERED HOLDER. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within twenty (20) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

              (i) a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

              (ii) in case such exercise is in part only, a new warrant (dated the date hereof) of like tenor, calling in the aggregate on the face thereof for the number of shares of Warrant Stock equal to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a) above.

     2. PURCHASE PRICE AND NUMBER OF SHARES ISSUABLE UPON EXERCISE. The number of shares of Warrant Stock issuable upon exercise of this Warrant and the Purchase Price therefor shall be determined as follows:

         (a) If the average closing price of the Company's Common Stock as quoted on the Nasdaq National Market (the "NASDAQ") over the thirty (30) trading days ending on the close of business on the last trading day thirty
(30) days before the Date of Issuance of this Warrant (set forth above) (the "AVERAGE CLOSING PRICE") is less than $11.00 per share,

              (i) the Purchase Price shall be one hundred ten percent (110%) of the Average Closing Price, provided such purchase price shall not be in excess of $11.00 per share, and

              (ii) the number of shares of Warrant Stock issuable hereunder shall be determined by dividing $3,000,000 by the Purchase Price determined pursuant to Section 2(a)(i) above; or

         (b) If the Average Closing Price is greater than or equal to $11.00 per share,

              (i)  the Purchase Price shall be the Average Closing Price, and

              (ii) the number of shares of Warrant Stock issuable hereunder shall be determined by dividing $3,000,000 by the Average Closing Price.

The number of shares of Warrant Stock and the Purchase Price shall be subject to adjustment as provided herein.

     3.  CERTAIN ADJUSTMENTS.

         (a) MERGERS OR CONSOLIDATIONS. If at any time there shall be a capital reorganization (other than a combination or subdivision of Warrant Stock otherwise provided for herein), or a merger or consolidation of the Company with another corporation other than an Acquisition (as defined in Section 6), then, as a part of such reorganization, merger or consolidation, lawful provision shall be made so that the Registered Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Purchase Price, the number of shares of stock or other securities or property of the Company or the successor corporation resulting from such reorganization, merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such reorganization, merger or consolidation if this Warrant had been exercised immediately before that reorganization, merger or consolidation. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Registered Holder after the reorganization, merger or consolidation to the end that the provisions of this Warrant (including adjustment of the Purchase Price then in effect and the number of shares of Warrant Stock) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         (b) SPLITS AND SUBDIVISIONS; DIVIDENDS. In the event the Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the "COMMON STOCK EQUIVALENTS") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share Purchase Price shall be appropriately decreased and the number of shares of Warrant Stock shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares.

         (c) COMBINATION OF SHARES. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share purchase price shall be appropriately increased and the number of shares of Warrant Stock shall be appropriately decreased in proportion to such decrease in outstanding shares.

         (d) ADJUSTMENTS FOR OTHER DISTRIBUTIONS. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends paid out of net profits) or options or rights not referred to in Section 3(b), then, in each such case for the purpose of this
Section 3(d), upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of Common Stock of the Company into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

         (e) When any adjustment is required to be made in the securities issuable upon exercise of this Warrant, the Company shall promptly mail to the Registered Holder a certificate setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in this Section 3.

     4.  REPRESENTATIONS; TRANSFER RESTRICTIONS.

         (a) The Registered Holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required. Further, the Registered Holder agrees that this Warrant, and the rights hereunder may only be sold, pledged, distributed, offered for sale, transferred or otherwise disposed of to Schering A.G. or another wholly owned subsidiary of Schering A.G. Other than as provided in this Section 4(a), this Warrant is not transferable without the prior written consent of the Company. It is understood and agreed that the immediately preceding two sentences do not apply to, or limit the sale, pledge, distribution, offers for sale, transfer or other disposition of, Warrant Stock.

         (b) The Registered Holder hereby further represents and warrants to the Company with respect to the issuance of the Warrant and the purchase of the Warrant Stock as follows:

              (i) PURCHASE ENTIRELY FOR OWN ACCOUNT. This Warrant is issued to the Registered Holder in reliance upon such Registered Holder's representation to the Company, which by such Registered Holder's execution of this Warrant such Registered Holder hereby confirms, that the Warrant and the Warrant Stock will be acquired for investment for such Registered Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Registered Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

              (ii) KNOWLEDGE AND EXPERIENCE; ABILITY TO BEAR ECONOMIC RISKS. The Registered Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated by this Warrant and such party is able to bear the economic risk of its investment in the Company (including a complete loss of its investment).

              (iii) RESALE. The Registered Holder understands that the Warrant being issued hereunder and the Warrant Stock to be purchased hereunder are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain circumstances. In this regard, the Registered Holder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

              (iv) LEGENDS. The Registered Holder acknowledges that all stock certificates representing shares of stock issued to the Registered Holder upon exercise of this Warrant may, if such Warrant Stock is not registered under the Securities Act, have affixed thereto a legend substantially in the following form:

                    (x) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN EXEMPTION TO SUCH SECURITIES ACT."

                    (y) Any legend required by the laws of any state in which the securities will be issued.

         (c) Subject to the provisions of Section 4(a) hereof, this Warrant and all rights hereunder are transferable in whole or in part upon surrender of the Warrant with a properly executed assignment (in the form of EXHIBIT B hereto) at the principal office of the Company.

         (d) The Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; PROVIDED, HOWEVER, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         (e) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change such Registered

Holder's address as shown on the warrant register by written notice to the Company requesting such change.

         (f) The Company hereby represents and warrants to the Registered Holder as follows:

              (i) The Company is a corporation validly existing and in good standing under the laws of the State of California.

              (ii) The Company has full corporate right, power and authority (including the due authorization by all necessary corporate action) to enter into this Warrant and the Registration Rights Agreement referred to in
Section 18 hereof (the "REGISTRATION RIGHTS AGREEMENT") and to perform its obligations hereunder and thereunder without the need for the consent of any other person; and this Warrant and the Registration Rights Agreement have been duly authorized, executed and delivered and constitute legal, valid and binding obligations of the Company enforceable against it in accordance with the terms hereof and thereof. The execution, delivery and performance of this Warrant and the Registration Rights Agreement by the Company does not contravene or violate any laws, rules or regulations applicable to it.

              (iii) The Company has taken such corporate action as is necessary or appropriate to enable it to perform its obligations hereunder, including, but not limited to, the issuance, sale and delivery of the Warrant.

              (iv) The Warrant Stock, when issued and paid for in compliance with the provisions of this Warrant, will be validly issued, fully paid and non-assessable.

     5. NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     6. TERMINATION. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the earliest to occur of the following (the "EXPIRATION DATE"): (i) the third anniversary of the Date of Issuance (set forth above), or (ii) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or other transaction as a result of which shareholders of the Company immediately prior to such acquisition possess a minority of the voting power of the acquiring entity immediately following such acquisition (an "ACQUISITION"); provided, however, that the Company shall give the Registered Holder at least ten (10) days prior written notice of the closing of any such Acquisition, including a statement that the Registered Holder's right to exercise this Warrant shall terminate upon the occurrence of such Acquisition.

      7.  NOTICES OF CERTAIN TRANSACTIONS.  In case:

           (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

           (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

           (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is expected to take place, and the record date for determining shareholders entitled to vote thereon. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

     8. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock or other stock or securities, as from time to time shall be issuable upon the exercise of this Warrant.

     9. EXCHANGE OF WARRANTS. Upon the surrender by the Registered Holder of any Warrant, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered.

     10. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     11. MAILING OF NOTICES. Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS) or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below or as subsequently modified by written notice.

     12. NO RIGHTS AS SHAREHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a shareholder of the Company (including without limitation the right to notification of shareholder meetings or the right to receive any notice or other communication concerning the business or affairs of the Company).

     13. NO FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

     14. AMENDMENT OR WAIVER. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

     15. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     16. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Registered Holder and their respective permitted successors and assigns (in the case of the Registered Holder, in accordance with Section 4).

     17. GOVERNING LAW. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

     18. REGISTRATION RIGHTS. The Warrant Stock shall be subject to the Registration Rights Agreement executed April ___, 1997 between the Company and the Registered Holder, the form of which is attached hereto as EXHIBIT C.

                                       METRA BIOSYSTEMS, INC.:


                                       By:______________________________
                                                  (Signature)

                                       Name:____________________________


                                       Title:___________________________

                                       Address:_________________________
                                       _________________________________
                                       _________________________________

                                       Facsimile:_______________________

REGISTERED HOLDER:


By:_____________________________
          (Signature)

Name:___________________________


Title:__________________________

Address:________________________
________________________________
________________________________

Facsimile:______________________

                                   EXHIBIT A

                                 PURCHASE FORM

To: METRA BIOSYSTEMS, INC.                                        Dated:

     The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase ___________ shares of the Common Stock covered by such Warrant and herewith makes payment of $___________, representing the full purchase price for such shares at the price per share provided for in such Warrant.

     The undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 4 of the Warrant and accepts such shares subject to the restrictions of the Warrant, copies of which are available from the Secretary of the Company.



                                       Signature:___________________________

                                       Address:_____________________________

                                      EXHIBIT B

                                    ASSIGNMENT FORM

     FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, unto:

      NAME OF ASSIGNEE               ADDRESS              NO. OF SHARES
      ----------------               -------              -------------



Dated:_________________                   Signature:_________________________

                                                    _________________________

                                          Witness:___________________________

                                     EXHIBIT C

                      FORM OF REGISTRATION RIGHTS AGREEMENT

See Exhibit C to Exhibit B to the Co-Promotion Agreement.